UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   October 15, 2004

MISSION COMMUNITY BANCORP

(Exact name of Registrant as specified in its charter)

CALIFORNIA	333-12982	770559736
(State or other jurisdiction of incorporation)	(File Number)	(I.R.S. Employer Identification No.)

581 Higuera Street, San Luis Obispo, CA	93401
(Address of principal executive office)	(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 15, 2004, the Bancorp announced it has granted to Mission Community Services Corp. $250,000 to continue providing Central Coast and Central California small businesses with technical assistance, counseling and training in finance, management, marketing procurement and access to the U. S. Small Business Administration’s programs and services.

Attached is a press release by the Bancorp describing the grant, which is attached as Exhibit (i).

Item 9.01.  Financial Statement and Exhibits

(a)                Financial statements of businesses required

                    None

(b)               Pro forma financial information

                    None

(c)                Exhibit

                    99.1 – Press Release dated October 15, 2004

Forward Looking Statements

This Form 8-K includes forward-looking information, which is subject to the “safe harbor” created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act ant the Private Securities Litigation Reform Act of 1995.  When the Company uses or incorporates by reference in this Annual Report on Form 10-KSB the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe” and similar expressions, the Company intends to identify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:October 15, 2004	MISSION COMMUNITY BANCORP

	By:	/s/ Anita M. Robinson
Anita M. Robinson President and Chief Executive Officer